Fees Summary	Nov. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 166,925,911.32
Previously Paid Amount	0.00
Total Fee Amount	23,052.47
Total Offset Amount	23,052.47
Net Fee	$ 0.00
Final Prospectus	false